UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE AT OF 1934


                Date of report (Date of earliest event reported):
                                December 21, 2006


                               EPICEPT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        000-51290                                         52-1841431
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(Commission File Number)                       (IRS Employer Identification No.)


777 Old Saw Mill River Road
Tarrytown, NY                                                         10591
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(Address of Principal Executive Offices)                           (Zip Code)


                                 (914) 606-3500
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 21, 2006, the registrant, EpiCept Corporation (the "Company") entered into a Securities Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1, with certain institutional investors for the private placement (the "Financing") of approximately 6.8 million shares of the Company's common stock, par value $0.0001 per share (the "Common Stock"), at price of $1.46 per share and warrants to purchase approximately 3.4 million shares of Common Stock, at a price of $1.47 per share (the "Warrants," and together with the Common Stock and the common stock of the Company issuable upon exercise of the Warrants, the "Securities"). Gross proceeds to the Company from the sale of the securities will be approximately $10 million. On that date, the Company also entered into a Standby Equity Distribution Agreement, a copy of which is attached hereto as Exhibit 10.4, with Cornell Capital Partners, LP for the private placement of up to $15,000,000 of shares of the Company's Common Stock, at a discount to be calculated at the time of issuance.

The Warrants, the form of which is attached hereto as Exhibit 10.2, are exercisable for common stock of the Company at $1.47 per share, beginning June 22, 2007 with a five-year term of exercise. The exercise price and number of shares issueable upon exercise are subject to adjustment in the event of stock splits or dividends, business combinations, sale of assets or other similar transactions but not as a result of future transactions at lower prices.

The Securities have not been registered under the Securities Act of 1933, or any state securities laws. The sales of the Securities were deemed to be exempt from registration in reliance on Section 4(2) of the Securities Act or Regulation D or Regulation S promulgated thereunder as transactions by an issuer not involving any public offering. All recipients were accredited investors or non-U.S. persons, as those terms is defined in the Securities Act and the regulations promulgated thereunder. The recipients of Securities represented their intention to acquire the Securities for investment only and not with a view to or for sale in connection with any distribution thereof and appropriate legends were affixed to the share certificates and Warrants.

In connection with the execution of the Securities Purchase Agreement, the Company also intends to enter into a Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.3. Under the Registration Rights Agreement related to the Securities Purchase Agreement, the Company will be obligated to register the Common Stock and the shares of common stock of the Company issuable upon exercise of the Warrants, for resale on a registration statement to be filed 45 days following the closing date. The registration statement must be timely filed and become effective within 90 days of closing or 120 days of closing should the Commission require a "full review," or the Company will incur certain monetary penalties.

Further, in connection with the execution of the Standby Equity Distribution Agreement, the Company intends to enter into a Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.5. Under the Registration Rights Agreement in connection with the Standby Distribution Agreement, the Company will be obligated to register the Common Stock for resale on a registration


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
statement prior to the first sale to Cornell Capital Partners, LP of the Company's Common Stock.

The Company intends to use the proceeds of the private placement to meet its working capital needs. The closing of the offering is subject to customary closing conditions.

The foregoing is a summary of the terms of the Securities Purchase Agreement, the Standby Equity Distribution Agreement, each of the Registration Rights Agreements related thereto and the Warrants and does not purport to be complete and is qualified in its entirety by reference to the full text of each of those documents, copies of which are filed as exhibits to this Current Report.

The Company issued a press releases announcing the transaction on December 22, 2006. A copy of each of the press releases is attached hereto as Exhibit 99.1 and Exhibit 99.2.

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth under Item 1.01 is hereby incorporated by reference into this Item 3.02.

ITEM 9.01   FINANCIAL STATEMENT AND EXHIBITS.

(d) Exhibits.

         10.1     Securities Purchase Agreement dated December 21, 2006.

         10.2     Form of Warrant.

         10.3 Registration Rights Agreement, dated December 21, 2006, relating to the Securities Purchase Agreement.

         10.4     Standby Equity Distribution Agreement dated December 21, 2006

         10.5 Registration Rights Agreement, dated December 21, 2006, relating to the Standby Equity Distribution Agreement.

         99.1     Press release dated December 22, 2006.

         99.2     Press release dated December 22, 2006.








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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EPICEPT CORPORATION

                                            By: /s/ Robert W. Cook
                                                ------------------------------
                                            Name: Robert W. Cook
                                            Title: Chief Financial Officer

Date: December 27, 2006




























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
                                  EXHIBIT INDEX

         No.      Description
         ---      -----------

         10.1     Securities Purchase Agreement dated December 21, 2006.

         10.2     Form of Warrant.

         10.3 Form of Registration Rights Agreement relating to the Securities Purchase Agreement.

         10.4     Standby Equity Distribution Agreement dated December 21, 2006

         10.5 Form of Registration Rights Agreement relating to the Standby Equity Distribution Agreement.

         99.1     Press release dated December 22, 2006.

         99.2     Press release dated December 22, 2006.















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